EXHIBIT 4.1
                                                                -----------


        NUMBER             [RIVOLI BANCORP, INC. LOGO]         SHARES
        ______                                                 ______

INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR CERTAIN
 OF THE STATE OF GEORGIA                                    DEFINITIONS
                                                         CUSIP 76965R 10 3

                              RIVOLI BANCORP, INC.


    THIS CERTIFIES THAT __________________________ IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF ONE DOLLAR ($1.00) PAR VALUE
                             COMMON STOCK OF

Rivoli Bancorp, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its President and Secretary and a facsimile seal to be hereunto affixed.

Dated:


  /s/ Kathy J. Smisson       [COROPRATE SEAL]     /s/ J. Patrick McGoldrick
---------------------                             -------------------------
       SECRETARY                                          PRESIDENT



                            RIVOLI BANCORP, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT ____ Custodian ____
TEN ENT - as tenants by the entirities                (Cust)        (Minor)
JT TEN  - as joint tenants with                       under Uniform Gifts
          right of survivorship                       to Minor Act
          and not as tenants in                       Act ________________
          common

      Additional abbreviations may be used though not in the above list.

     For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OR ASSIGNEE

____________________________________


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


_____________________________________________________________________________


____________________________________________________________________, Shares
of the Common Capital Stock represented by the within certificate and do hereby irrevocable constitute and appoint ________________________ Attorney to transfer the said Shares on the Books of the Corporation with full power of substitution.

Dated  ______________________________________


                    _________________________________________________________
           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

       SIGNATURE(S)
       GUARANTEED:
                    _________________________________________________________
                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15